UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Starwood Real Estate Income Trust, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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EXPLANATORY NOTE

We have produced the following email and letter to encourage stockholders to vote on the proposals outlined in the proxy materials.

EMAIL TO STOCKHOLDERS

Dear Stockholder,

We are following up on proxy materials that were recently sent to you regarding the 2019 Annual Meeting of Stockholders of Starwood Real Estate Income Trust, Inc. These materials describe the proposals and ask for your vote on these important matters.

Our records indicate that we have not received your vote. Once you cast your vote, your name will be removed from further contact regarding this meeting.

Your vote is important, no matter how many shares you own, in order for us to reach the required number of votes to hold the meeting and pass each proposal. By voting prior to the July 31, 2019 meeting date, you can help avoid additional costs associated with soliciting votes.

Below is a link to the secure internet voting site:

http://www.proxypush.com/SREIT

Your Voting Control Number is:

To vote your shares, you may also call the toll free number 1-844-236-8917 to speak to a live representative Monday through Friday between 9:00 a.m. and 6:00 p.m. EDT.

PLEASE VOTE YOUR PROXY NOW!

Thank you for your prompt attention to this matter.

Starwood Real Estate Income Trust, Inc.

LETTER TO STOCKHOLDERS

Your vote is needed for the Starwood Real Estate Income Trust, Inc.

Annual Meeting of Stockholders to be held on July 31, 2019.

PLEASE VOTE NOW

Dear Stockholder,

We are following up on proxy materials that were recently sent to you regarding the 2019 Annual Meeting of Stockholders of Starwood Real Estate Income Trust, Inc. These materials describe the proposals and ask for your vote on these important matters. Our records indicate that we have not received your vote. By voting prior to the July 31, 2019 meeting date, you can help avoid additional costs associated with soliciting votes. Additionally, this account will be removed from further contact regarding voting for this meeting.

Your vote is important, no matter how many shares you own, in order for us to reach the required number of votes to hold the meeting and pass each proposal.

Choose one of the options below to record your very important vote:

•	Internet voting – available until 11:59 PM Eastern on July 30, 2019; refer to the instructions on your enclosed ballot.

•	Mail – return your ballot in the enclosed pre-paid Business Reply Envelope to be received by July 30, 2019.

•	Touch-tone telephone voting – available until 11:59 PM Eastern on July 30, 2019; refer to the instructions on your enclosed ballot.

OR

•	To speak with a live representative – Call (844) 236-8917 (toll free) Monday through Friday – between 9:00 a.m. and 6:00 p.m. EDT.

When you call this number, you will speak with a representative of Mediant Communications, the firm assisting Starwood Real Estate Income Trust, Inc. in gathering votes.

**Please be sure to have your ballot with your control number in hand when calling**

To view the proxy materials online, please follow the instructions on the enclosed ballot.

After careful consideration, the Board of Directors unanimously recommends that stockholders vote “FOR” each of the nominees named in Proposal 1 and “FOR” Proposal 2, 3A-3D and 4.

Sincerely,

Starwood Real Estate Income Trust, Inc.